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                 RESEARCH AND DEVELOPMENT and LICENSE AGREEMENT

                                     between

                                  APOLLON, INC.

                                       and

                            AMERICAN CYANAMID COMPANY

                                  July 19, 1995

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                                TABLE OF CONTENTS

                                                                          Page
                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01.  DEFINITIONS.................................................  2

                                   ARTICLE II
                                   COMMITTEES

SECTION 2.01.  STEERING COMMITTEE.......................................... 10
SECTION 2.02.  R&D MANAGEMENT COMMITTEE.................................... 11
SECTION 2.03.  REPRESENTATION OF COMMITTEES................................ 12
SECTION 2.04.  REPLACEMENT OF MEMBERS; MEETINGS OF
                    COMMITTEES............................................. 13
SECTION 2.05.  COSTS OF PARTICIPATION ON COMMITTEES........................ 13
SECTION 2.06.  DISPUTE RESOLUTION.......................................... 14

                                   ARTICLE III
                                RESEARCH PROGRAMS

SECTION 3.01.  SCOPE OF COLLABORATION...................................... 15
SECTION 3.02.  PRIMARY PRODUCT RESEARCH AND DEVELOPMENT
                    AND PRECLINICAL PHASES OF PRODUCT
                    DEVELOPMENT............................................ 16
SECTION 3.03.  CLINICAL PHASE OF PRODUCT DEVELOPMENT....................... 17
SECTION 3.04.  SUPPLY OF ACY INCLUDED GENES................................ 18
SECTION 3.05.  EFFORTS REQUIRED............................................ 18
SECTION 3.06.  NO GUARANTEE OF RESULTS..................................... 19
SECTION 3.07.  RIGHT TO SUBCONTRACT........................................ 19
SECTION 3.08.  NO FUNDING FROM THIRD PARTIES............................... 20

                                   ARTICLE IV
                               REGULATORY MATTERS

SECTION 4.01.  REGULATORY APPROVAL STRATEGY................................ 21
SECTION 4.02.  COOPERATION OF PARTIES; EFFORTS REQUIRED.................... 21
SECTION 4.03.  ADVERSE EVENT REPORTS....................................... 22
SECTION 4.04.  COMMUNICATIONS WITH AGENCIES................................ 22
SECTION 4.05.  OWNERSHIP OF PRODUCT REGULATORY FILES
                    AND REGULATORY APPROVALS............................... 23


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                                    ARTICLE V
                  OPTIONS FOR [      ] AND [         ] VACCINES


                                                                          Page

SECTION 5.01.  GRANT OF OPTIONS............................................ 24
SECTION 5.02.  EXERCISE OF OPTIONS and R&D PAYMENTS........................ 24
SECTION 5.03.  EXTENSION OF OPTION TERM.................................... 25
SECTION 5.04.  EXCLUSIVITY OF RESEARCH DURING OPTION TERM.................. 26
SECTION 5.05.  RIGHT OF FIRST NEGOTIATION.................................. 26
SECTION 5.06.  SUPPLY OF CONSTRUCT PLASMIDS................................ 28

                                   ARTICLE VI
                          FUNDING OF RESEARCH PROGRAMS

SECTION 6.01.  MILESTONE PAYMENTS.......................................... 28
SECTION 6.02.  PAYMENT DUE FOR MILESTONES OF INITIAL
                    HIV PRODUCT............................................ 30
SECTION 6.03.  NOTIFICATION OF MILESTONES.................................. 30
SECTION 6.04.  REIMBURSEMENT OF PHASE III RESEARCH AND
                    DEVELOPMENT EXPENSES OF APOLLON........................ 30
SECTION 6.05.  FUNDING OF PHASE III TRIALS OF HIV
                    PRODUCTS BY APOLLON.................................... 31
SECTION 6.06.  ADDITIONAL R&D PAYMENTS TO APOLLON.......................... 31
SECTION 6.07.  RESEARCH AND DEVELOPMENT TAX CREDITS........................ 31

                                   ARTICLE VII
                                 LICENSE GRANTS

SECTION 7.01.  LICENSE GRANT TO APOLLON.................................... 32
SECTION 7.02.  REQUIRED ROYALTIES.......................................... 32
SECTION 7.03.  OPTION TO ACQUIRE SUBLICENSE................................ 33
SECTION 7.04.  LICENSE GRANT TO ACY........................................ 34
SECTION 7.05.  NO RIGHT TO SUBLICENSE...................................... 34
SECTION 7.06.  EXCLUSIVITY OF RESEARCH AND DEVELOPMENT..................... 35

                                  ARTICLE VIII
                                     PATENTS

SECTION 8.01.  OWNERSHIP................................................... 35
SECTION 8.02.  PATENT PROSECUTION.......................................... 36
SECTION 8.03.  INTELLECTUAL PROPERTY RIGHT DISCLAIMERS..................... 38
SECTION 8.04.  PATENT TERM RESTORATION AND OTHER
                    EXTENSIONS OF PATENT LIFE.............................. 38
SECTION 8.05.  THIRD PARTY INFRINGEMENT.................................... 39
SECTION 8.06.  LICENSING OF JOINT INVENTIONS............................... 43
SECTION 8.07.  INTELLECTUAL PROPERTY SUBJECT TO APOLLON'S
                    AGREEMENTS WITH ACADEMIC COLLABORATORS................. 44
SECTION 8.08.  USE AND OWNERSHIP OF MATERIALS.............................. 45
SECTION 8.09.  SHARING OF DATA ON [              ]......................... 45

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                                   ARTICLE IX
                            MANUFACTURING OF PRODUCTS



                                                                          Page

SECTION 9.01.  MANUFACTURING FOR RESEARCH AND DEVELOPMENT.................. 46
SECTION 9.02.  MANUFACTURE, PURCHASE AND SUPPLY FOR
                    COMMERCIAL SALES....................................... 46
SECTION 9.03.  MANUFACTURING PLANS......................................... 47
SECTION 9.04.  RIGHT TO SUBCONTRACT MANUFACTURING.......................... 47

                                    ARTICLE X
                         REPRESENTATIONS AND WARRANTIES

SECTION 10.01.  REPRESENTATIONS AND WARRANTIES OF APOLLON.................. 48
SECTION 10.02.  REPRESENTATIONS AND WARRANTIES OF ACY...................... 50

                                   ARTICLE XI
                            RECORD KEEPING AND AUDITS

SECTION 11.01.  RECORDS RETENTION.......................................... 53
SECTION 11.02.  AUDIT RIGHTS............................................... 53
SECTION 11.03.  RETENTION OF RECORDS....................................... 54
SECTION 11.04.  SURVIVAL................................................... 54

                                   ARTICLE XII
                                  PUBLICATIONS

SECTION 12.01.  PUBLICATIONS............................................... 54
SECTION 12.02.  PUBLICITY.................................................. 55

                                  ARTICLE XIII
                                 CONFIDENTIALITY

SECTION 13.01.  CONFIDENTIALITY; EXCEPTIONS................................ 56
SECTION 13.02.  AUTHORIZED DISCLOSURE...................................... 57
SECTION 13.03.  CONFIDENTIAL OR PROPRIETARY INFORMATION
                     OF OTHERS............................................. 58
SECTION 13.04.  SURVIVAL................................................... 58

                                   ARTICLE XIV
                                TERM OF AGREEMENT

SECTION 14.01.  TERM....................................................... 59
SECTION 14.02.  TERMINATION BY MUTUAL AGREEMENT............................ 59
SECTION 14.03.  UNILATERAL TERMINATION WITHOUT CAUSE....................... 60
SECTION 14.04.  TERMINATION FOR BREACH..................................... 61
SECTION 14.05.  TERMINATION FOR CHANGE IN CONTROL.......................... 64
SECTION 14.06.  TERMINATION FOR PATENT BLOCKING EVENT...................... 65
SECTION 14.07.  TERMINATION DUE TO INSOLVENCY.............................. 67
SECTION 14.08.  EFFECT OF TERMINATION ON SUPPLY AGREEMENT.................. 69


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                                   ARTICLE XV
                                  MISCELLANEOUS


                                                                          Page

SECTION 15.01.  NOTICES.................................................... 69
SECTION 15.02.  NO AGENCY.................................................. 70
SECTION 15.03.  FORCE MAJEURE.............................................. 71
SECTION 15.04.  NO IMPLIED LICENSES........................................ 72
SECTION 15.05.  NO WAIVER.................................................. 72
SECTION 15.06.  SEVERABILITY............................................... 72
SECTION 15.07.  GOVERNING LAW.............................................. 72
SECTION 15.08.  MODIFICATION; ASSIGNMENT................................... 73
SECTION 15.09.  THIRD PARTY LICENSE(S)..................................... 74
SECTION 15.10.  LIMITATIONS OF DAMAGES..................................... 75
SECTION 15.11.  METHOD OF PAYMENT.......................................... 75
SECTION 15.12.  ENTIRE AGREEMENT........................................... 75
SECTION 15.13.  COUNTERPARTS............................................... 76


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                       RESEARCH AND DEVELOPMENT AGREEMENT

            This Agreement, dated as of the 19th day of July, 1995, by and between Apollon, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, having its principal place of business at One Great Valley Parkway, Malvern, Pennsylvania ("Apollon"), and American Cyanamid Company, a corporation organized and existing under the laws of the State of Maine, having its principal place of business at One Cyanamid Plaza, Wayne, New Jersey ("ACY").

                               W I T N E S S E T H

            WHEREAS, Apollon is a biotechnology company engaged in, among other things, the development of therapeutic and prophylactic vaccines incorporating certain technology relating to facilitated transfer and expression of nucleic acids;

            WHEREAS, ACY is engaged in the development, manufacture, and sale of therapeutic and prophylactic vaccines;

            WHEREAS, Apollon and ACY have discussed opportunities concerning their joint efforts in a worldwide cooperation in the

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development, manufacture and sale of certain therapeutic and prophylactic polynucleotide-based genetic vaccination products;

            WHEREAS, ACY wishes to provide certain development funding for such products and obtain, inter alia, certain licenses and the exclusive right to purchase such products from Apollon; and

            WHEREAS, ACY and Apollon have entered into that certain supply agreement of even date herewith (the "Supply Agreement").

            NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01.  DEFINITIONS.

                  (a) Unless otherwise provided herein, each capitalized term used herein shall have the following meanings:

            "Affiliate" shall mean any corporation or other business entity which directly or indirectly through stock ownership or through another arrangement either controls, is controlled by, or is under common control with, a party, with the


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proviso that Wyeth-Eisai Co., Ltd., Genetics Institute, Inc., and Immunex
Corporation shall not be considered Affiliates hereunder, until such time as ACY shall notify Apollon that one or more of said companies shall be considered an Affiliate hereunder.

            "Agreement Year" means, initially, from the Effective Date hereof through December 31, 1995, and thereafter, each calendar year during the term of this Agreement for any partial calendar year ending on the termination of this Agreement).

            "Allocated Manufacturing Overhead Costs" shall mean all costs (fixed and variable), other than Direct Labor Costs and Direct Material Costs (each as defined below), associated with or incurred by Apollon in connection with the manufacturing of any Product, including clinical trial quantities, such as indirect materials, indirect labor, repairs and maintenance, utilities, insurance premiums for property, casualty, and similar facilities coverage (allocated on the basis of square footage used in production), leased equipment costs and equipment depreciation, real estate and property taxes, and administrative costs. With respect to any Product, Allocated Manufacturing Overhead Costs shall be equitably allocated among the Product and Apollon's other products.

            "Application" as used hereunder shall mean application of the Technology to develop Products for Indications in the Field.


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            "Anniversary Date" shall mean the date that is (12) twelve months from the Effective Date of this Agreement, and each subsequent annual anniversary thereof.

            "Background Technology" shall mean all Know-How that Apollon has an ownership interest or other rights in or has the right to acquire an ownership interest in or other rights in (under licenses from others or otherwise) as of the Effective Date and that is necessary or materially useful to manufacture, import, Exploit, or otherwise use Products.

            [
                                                                               ]

            "Business Information" shall mean any and all business and commercial information or other data in any form concerning the business, operations, financials, or assets of a party.

            "Direct Labor Costs" shall mean the cost of employees who are directly employed in producing Products or in testing and approving materials used in manufacturing, completed manufacturing batches or finished Products. This excludes supervision, which is included in Allocated Manufacturing Overhead Costs. Direct Labor Costs includes, but is not limited to, base pay, overtime, vacation and holidays, illness, personal days off with pay, shift differential, costs of employee fringe


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benefits, such as health and life insurance, payroll taxes, welfare, pension and profit sharing.

            "Direct Material Costs" shall mean all material and packaging costs that are specifically identifiable to a Product, including, but not limited to, inert raw materials or excipient, active substances/ingredients, packaging components and the cost of finished or unfinished materials purchased from others.

            "Effective Date" shall mean the date set forth in the first paragraph of this Agreement.

            "Exploitation" shall mean commercial development, promotion, marketing, sale, offer for sale, or other commercial disposition, and "Exploit" shall have a correlative meaning.

            "FDA" shall mean the United States Food and Drug Administration or any successor agency thereof.

            "Field" shall initially mean treatment or prophylaxis relating to infections or any disease state caused by HIV, HSV and HPV, but excluding
associated opportunistic infections. Upon ACY's exercise of either the [      ]
Option and/or the [       ] Option, the Field shall be expanded to also include
infections or any disease states caused by [                              ] or
[           ], but in each case excluding associated opportunistic infections.

            "Fully Burdened Manufacturing Costs" shall mean all costs incurred in connection with the manufacture of a Product,


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including Direct Material Costs, Direct Labor Costs and Allocated Manufacturing
Overhead Costs.

            "GMP" shall mean the then-current good manufacturing practice regulations of the FDA as described in Title 21 of the United States Code of Federal Regulations or any successor regulations.

            "Government Approvals" shall mean any approvals, licenses, registrations or authorizations, howsoever called, of any federal, state or local regulatory agency, department, bureau or other government entity, anywhere in the world, including, without limitation, the FDA, necessary for the manufacture, use, storage, transport or sale of a Product, both interterritory and intraterritory, anywhere in the Territory, and including, without limitation, PLAs or ELAs (as defined below). "Governmental Approval" and "Government Approved" shall each have a corollary adjectival meaning.

            "HIV" (Human Immunodeficiency Virus) shall mean a human retrovirus which is able to enter, infect and eventually kill healthy immune cells, leading to AIDS.

            "HPV" (Human Papillomavirus) shall mean a subfamily of the Papovavirida, which as a group are known to be small, nonenveloped, icosahedral DNA viruses which replicate episomally in the nuclei of squamous epithelial cells.


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            "HSV" (Herpes Simplex Virus) shall mean viruses which are members of the family Herpesviridae, generally consisting of virions having an electron-opaque core containing a double stranded DNA, an icosahedral capsid surrounding the core, and an outer envelope exhibiting glycoprotein spikes on its surface. Herpes simplex virus 1 and Herpes simplex virus 2, also known as HSV-1 and HSV-2, respectively are members of this family.

            "Indication" shall mean the use of a specific Product in humans for
(i) any therapeutic treatment of an infection or disease state, or (ii) for any prophylaxis of an infection or disease state.

            [
                                       ]

            "Intellectual Property Right" shall mean rights under Patents, copyrights, trademarks, trade secret rights and other similar rights relating to the Research Programs or Products.

            "Know-How" shall mean all technical data, whether or not tangible, processes, formulae, and information, whether or not patentable, but for which patent applications have not been filed, including without limitation, any and all data, preclinical and clinical results, techniques, discoveries, inventions, (including inventions pursuant to Section 8.01 hereof) ideas, processes, and other proprietary information, licenses and sublicenses, relating to the Research Programs and


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Products. For the avoidance of doubt, Know-How shall include, without limitation, all such aforementioned information or Materials relating to biological, chemical, pharmacological, toxicological, physical, and analytical aspects relating to the Research Programs or Products hereunder.

            "Materials" shall mean present and future compounds, compositions, assays or biological materials relating to the Research Programs or Products hereunder.

            "Patents" shall mean all the patents and applications for patent (including Certificates of Invention) relating to the Research Programs or Products existing now or developed solely by a party or jointly by the parties during the course of this Agreement and as

                  (a) are identified in Schedule II hereto, which Schedule shall be updated from time to time;

                  (b) any patents or application therefor which contain claims that would be infringed by the development, manufacture, use, importation, sale, or offer for sale of a Product, unless said development, manufacture, use, importation, sale, or offer for sale was otherwise authorized, and under which and to the extent that a party has the right to grant a license, or may reasonably obtain such right; together with any and all continuations, continuations-in-part, divisions and renewals thereof, all


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      patents which may be granted thereon, and all reissues, reexaminations, extensions, patents of addition, and patents of importation thereof.

            "Person" shall mean an individual, a partnership, a joint venture, a corporation, a trust, a business trust, a limited liability company, an estate, an unincorporated organization, a government, or any department or agency thereof, or any other entity.

            "PLA" and "ELA" shall mean a Product License Application and Establishment License Application, including all necessary pre-approvals, or foreign equivalents thereof, requesting approval for the commercial sale of Product.

            "Product" shall mean any therapeutic and/or prophylactic polynucleotide-based genetic vaccination product based upon the Technology and/or Intellectual Property Rights in the Field, in the Territory.

            "Program Technology" shall mean all Know-How that is developed, acquired, conceived, or licensed during the Research Programs by or on behalf of either party or any of its Affiliates that is necessary or materially useful to manufacture, Exploit, import, or otherwise use Products, but in all cases excluding Background Technology.


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            "R&D Payments" shall mean payments made by ACY in consideration of research and development activities performed hereunder.

            "Research Program" shall mean any research, clinical testing or development relating to a Product conducted, directly or indirectly, by Apollon or ACY pursuant to this Agreement, including, without limitation, the research, clinical testing and development necessary or useful to receive FDA and other Governmental Approvals to manufacture, import, Exploit, or otherwise use any Product in the Territory.

            "Technology" shall mean all Background Technology and Program Technology.

            "Territory" shall mean the entire world.

            "University Licenses" shall mean any license or rights granted to Apollon under any patent or know-how by (i) the Trustees of the University of Pennsylvania, (ii) the Wistar Institute of Anatomy and Biology; or (iii) the Institute of Biotechnology and Advanced Molecular Medicine which are necessary or materially useful for the development, manufacture, use, marketing, importation, offer for sale, or sale of Products.

                  (b) Each of the following terms is defined in the Section set forth opposite such term:

      TERM                                                SECTION
      ----                                                -------
      ACY Included Gene                                    3.04


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      ACY Inventions                                       8.01
      Adverse Event Reports                                4.03
      Apollon Inventions                                   8.01
      [                          ]Products                 3.01
      [       ] Option                                     5.01
      Clinical Development Plan                            3.03
      Confidential Information                            13.01
      Exercise Period                                      5.05
      Included Gene                                        3.02
      [       ] Option                                     5.01
      Initial Phase II Studies                             3.03(a)
      Joint Inventions                                     8.01
      Manufacturing Plan                                   9.03
      Marketing Plans                                      2.02
      non-Primary Party                                    8.05(b)
      Option Exercise Notice                               5.02(b)
      Option Term                                          5.02(b)
      Preclinical Development Plan                         3.02
      Primary Party                                        8.05(b)
      R&D Management Committee                             2.02
      Regulatory Approval Plan                             4.01
      Right of First Negotiation                           5.05
      Steering Committee                                   2.01(a)
      University License Option                            7.03

                                   ARTICLE II

                                   COMMITTEES

            SECTION 2.01. STEERING COMMITTEE.

                  (a) As soon as practical after the Effective Date hereunder, Apollon and ACY shall form a Steering Committee which shall be responsible for managing the implementation of the research and development collaboration hereunder, and in particular, shall be responsible for monitoring the Research Programs (the "Steering Committee"). The Steering Committee shall approve all major decisions regarding each Product,


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including without limitation, decisions regarding selection of Products for development (including the composition and formulation thereof), selection of Indications for each Product, allocation of preclinical and clinical development responsibilities between the parties for each of the Products, development of a Regulatory Approval Plan for each Product, development of a Manufacturing Plan for each Product, and patent prosecution relating to Joint Inventions.

                  (b) The Steering Committee shall consist of at least four persons, including the President of Apollon and the President of Lederle-Praxis Biologicals division of ACY (or their representatives). To initiate formation of the Steering Committee, each party shall notify the other of the names of its initial representatives on the Steering Committee, as soon as practical after the execution of this Agreement.

                  (c) The Steering Committee shall meet once every calendar quarter, or as otherwise mutually agreed. The location of the meetings of the Steering Committee shall be as determined by the parties.

            SECTION 2.02. R&D MANAGEMENT COMMITTEE. Apollon and ACY shall form an R&D Management Committee, which shall be responsible for developing the Preclinical Development Plans, Clinical Development Plans and Regulatory Approval Plans (the "R&D Management Committee"). The R&D Management Committee shall


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also make recommendations to the Steering Committee regarding significant research and development issues concerning each of the Research Programs, as well as issues relating to the Manufacturing Plans, and shall discuss ACY's marketing plans for Products ("Marketing Plans"). The R&D Management Committee shall consist of six persons. The R&D Management Committee shall meet at such times and at such places as the parties deem appropriate. The parties may elect to create separate R&D Management Committees for one or more Products.

            SECTION 2.03. REPRESENTATION OF COMMITTEES. Each party shall have equal representation/voting power on both the Steering Committee and the R&D Management Committee. All decisions of either committee require the affirmative vote of a majority of all members of such committee. The Steering Committee shall diligently endeavor to reach a consensus on all decisions, including matters relating to or which result in a milestone payment to Apollon as set forth in Section 6.01 hereof. With regard to such matters relating to or which result in a milestone payment, the parties shall diligently endeavor to reach a consensus as to criteria that constitutes achievement of such milestones, using standards or requirements of performance that are substantially similar to those used for its own efforts for similar activities conducted in the ordinary course of each party's business and research, and further, in endeavoring to


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reach such consensus, each party shall avoid standards or requirements that are not generally accepted in the research or clinical fields or by regulatory bodies, or that may be otherwise arbitrary or unreasonable as construed by persons engaged in such research or clinical fields or regulatory bodies. Notwithstanding the foregoing, if such consensus was not established prior to substantial work being undertaken by Apollon, relating to such milestone, and Apollon subsequently seeks payment of a milestone R&D Payment pursuant to the payment schedule set forth in Section 6.01 hereof, such payment or any modification thereof shall be made to Apollon by ACY in ACY's sole discretion, and any decision taken by ACY to withhold such payment in its entirety or to make a modified payment shall not constitute a breach of this Agreement.

            SECTION 2.04. REPLACEMENT OF MEMBERS; MEETINGS OF COMMITTEES. Each party may replace its representatives on the Steering Committee or R&D Management Committee at any time upon prior written notice to the other. The Steering Committee and the R&D Management Committee may from time to time invite other scientific and management personnel of the parties to attend their meetings as they deem appropriate. Members of the Steering Committee and the R&D Management Committee may participate in meetings by conference telephone or similar communications equipment.


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            SECTION 2.05. COSTS OF PARTICIPATION ON COMMITTEES. Each party shall bear its own costs associated with its participation on both the Steering Committee and the R&D Management Committee.

            SECTION 2.06. DISPUTE RESOLUTION. It is the parties' intention to resolve any dispute or deadlock hereunder as quickly as possible. Any dispute or deadlock which arises at the R&D Management Committee level and which is not resolved within thirty days from the date such dispute or deadlock first arises shall be referred to the Steering Committee. If the Steering Committee is unable to resolve such dispute or deadlock (or any dispute or deadlock that arises at the level of the Steering Committee itself) within thirty (30) days after the date of such referral (or the date such dispute arises or deadlock occurs in the case of dispute or deadlock at the level of the Steering Committee), it shall refer such dispute or deadlock to the Presidents of Apollon and the Lederle-Praxis Biologicals division of ACY, who shall endeavor to resolve such dispute as quickly as possible. With the exception of final decisions relating to milestone Payments and if after a period of sixty (60) days, such deadlock or dispute shall not have been resolved, Apollon shall have the controlling vote on issues relating to preclinical development and Phase I and II clinical development, and ACY


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shall have the controlling vote on all issues relating to Phase III clinical development and thereafter.

                                   ARTICLE III

                                RESEARCH PROGRAMS

            SECTION 3.01. SCOPE OF COLLABORATION. The parties shall collaborate on the development of Products in the Field for one or more Indications. The Steering Committee shall select each candidate construct, and formulation thereof, for development into Products and appropriate Indication(s) therefore, to be the subject of research and development pursuant hereto and the parties will each provide research and development efforts and funding for such Products in accordance with the terms and conditions hereof. Each party shall have such obligations regarding the primary product research and development, preclinical and clinical development activities and commercialization of any Product as are specified below. Subject to ACY's research and development funding obligations pursuant to Section 6.01 and the payments for clinical trial quantities of Product pursuant to Section 9.01, it is expected that Apollon will conduct and bear the costs of all primary product development and clinical testing of each Product through completion of Phase II clinical trials, sufficient to enable


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commencement of Phase III clinical trials, and provide all clinical trial quantities of Product therefor. It is expected that Apollon will conduct Phase III clinical trials for all HIV Products, all of which will be at ACY's expense, subject to any election made by Apollon pursuant to Section 6.05. It is also expected that ACY will conduct and bear all costs of Phase III clinical trials for all HPV and HSV Products. ACY shall conduct and bear all costs of Phase IV clinical trials for all such Phase IV trials ACY determines to conduct. For any
Products developed hereunder by reason of the exercise of the [        ] Option
and/or the [       ] Option ("[                  ] Products"), the parties will
determine, at the time of exercise, the scope of respective obligations of the parties. Notwithstanding any of the foregoing, the Steering Committee may elect to allocate responsibilities with respect to a Product different from those set forth in this Article III; provided that any reallocation of responsibilities may not materially increase a party's expenses hereunder without the prior written consent of such party.

            SECTION 3.02. PRIMARY PRODUCT RESEARCH AND DEVELOPMENT AND PRECLINICAL PHASES OF PRODUCT DEVELOPMENT. The Steering Committee shall make the selection of each antigen target gene(s), or portions thereof, to be included as part of each Product (each, an "Included Gene"). As soon as practicable after selecting a Product for development, the R&D Management Committee


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shall devise, and the Steering Committee shall approve, a plan for the primary product development and preclinical phases for such Product, which shall be conducted under protocols approved by the Steering Committee (a "Preclinical Development Plan"), the basic outline of which is set forth in Schedule I attached hereto. Each Preclinical Development Plan shall specify, among other things, (i) performance milestones and criteria for evaluating the results of each test or study, and (ii) a timetable for achieving each of the milestones or completing each of the tests or studies. On a quarterly basis, or as often as otherwise determined by the parties, the Steering Committee shall review each Preclinical Development Plan and evaluate the progress of the parties with respect thereto, and make all such modifications as are deemed appropriate. Minutes shall be kept of each such meeting, the content of which having been mutually agreed.

            SECTION 3.03. CLINICAL PHASE OF PRODUCT DEVELOPMENT.

                  (a) In the event of the successful completion of preclinical studies with respect to any Product, the R&D Management Committee shall develop, subject to Steering Committee approval, a clinical development plan with respect to such Product (a "Clinical Development Plan"), which shall be set forth in writing. Each Clinical Development Plan shall include, among other things, provisions which specify (i) the countries within


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the Territory in which the parties shall seek to conduct human clinical trials with respect to the Product, (ii) the order in which the parties shall conduct such human clinical trials, (iii) with respect to Phase II clinical trials, the specific set of studies which the parties believe will be necessary in order to proceed into Phase III clinical trials (collectively, the "Initial Phase II Studies"), (iv) with respect to Phase III clinical trials for HIV, the party primarily responsible for conducting such trials, (v) appropriate criteria for evaluating the results of each clinical trial, and (vi) a timetable for the completion of each clinical trial.

                  (b) It is expected that Apollon will conduct Phase III trials for all HIV Products and that ACY will conduct Phase III trials for all other Products. The parties shall conduct all human clinical trials and studies in good faith in accordance with the protocols approved by the Steering Committee.

                  (c) On a quarterly basis, or as often as otherwise determined by the parties, the Steering Committee shall review each Clinical Development Plan and evaluate the progress of the parties with respect thereto. Minutes shall also be kept of each such meeting, the content of which having been mutually agreed upon by the parties.

            SECTION 3.04. SUPPLY OF ACY INCLUDED GENES. To the extent the Steering Committee shall elect to include in any


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Product any Included Gene owned by or licensed (with the right to sublicense) to
ACY or its Affiliates (each, an "ACY Included Gene"), ACY shall supply or cause to be supplied to Apollon, at no cost to Apollon, sufficient quantities of such Included Gene to enable Apollon to fulfill its obligations pursuant hereto.

            SECTION 3.05. EFFORTS REQUIRED. Each party shall use reasonable efforts to complete as promptly as practicable the preclinical and clinical research and development tasks assigned pursuant to this Agreement as well as all tasks as shall be assigned to it from time to time by the Steering Committee. Each party shall report to the other and to the Steering Committee in writing from time to time and as reasonably requested by the Steering Committee on the progress of its research and development activities related to each Product.

            SECTION 3.06. NO GUARANTEE OF RESULTS. Neither party guarantees that any of the Research Programs will be successful in whole or in part or that any Products will actually be developed or suitable for sale as a result thereof or that appropriate Governmental Approvals can be obtained.

            SECTION 3.07. RIGHT TO SUBCONTRACT. In fulfilling its research and development obligations with respect to the Research Programs, each party may contract or otherwise deal with its Affiliates and with subcontractors and other Persons so long as such Affiliates, subcontractors or other Persons (i) are bound to


                                       20
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obligations of confidence and non-use at least as stringent as those set forth herein; (ii) do not, unless otherwise provided for herein, acquire any ownership, license or other rights whatsoever to any Products, Intellectual Property Rights, Included Genes, or Technology; and, (iii) are reasonably acceptable to the other party, as reflected in Steering Committee minutes. To the extent Apollon obtains rights to indemnification from any subcontractor or other Person with respect to losses incurred by Apollon arising out of any work performed by such subcontractor or Person, Apollon shall use reasonable efforts to have ACY named as a third-party beneficiary of such indemnification rights.

            SECTION 3.08. NO FUNDING FROM THIRD PARTIES. Except as may be otherwise agreed by the parties in writing, during the term of this Agreement neither party will, without the other party's prior written consent, enter into any agreement, whether oral or written, with another Person pursuant to which such Person provides funding to such party, and which would (i) grant to or create in such Person any rights to any Technology or Intellectual Property Rights with respect to the Exploitation of any Product, (ii) permit such Person to assert any claim to royalties with respect to the Exploitation of any Product; or (iii) create or impose any restrictions on the use of the Technology or Intellectual Property Rights with respect to the


                                       21
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Exploitation of any Product. Nothing contained in this Section 3.08, however, shall prohibit a party from entering into any agreement with another Person which grants such Person the right to use, without cost and in strict confidence, the Program Technology (but not including Products) for educational and noncommercial laboratory research purposes only. Further, nothing contained in this Section 3.08 shall prohibit ACY from entering into any co-promotion, marketing, distribution, wholesaling, consignment, or similar agreements with any Person with respect to marketing and distribution of the Products.

                                   ARTICLE IV

                               REGULATORY MATTERS

            SECTION 4.01. REGULATORY APPROVAL STRATEGY. With respect to each Product, the R&D Management Committee shall devise, subject to Steering Committee approval, a regulatory approval strategy (a "Regulatory Approval Plan"). Each Regulatory Approval Plan shall specify, among other things, (i) the countries within the Territory in which the parties shall seek to obtain and maintain Governmental Approvals for the Product, (ii) the order in which the parties shall seek such Governmental Approvals, and (iii) a timetable for obtaining such Governmental Approvals. On a quarterly basis, or as often as


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otherwise determined by the parties, the Steering Committee shall review each
Regulatory Approval Plan and the progress of the parties with respect thereto. Minutes shall also be kept of such meetings, the content of which having been mutually agreed upon by the parties.

            SECTION 4.02. COOPERATION OF PARTIES; EFFORTS REQUIRED. Each of the parties shall cooperate with the other in making all regulatory filings that may be necessary or desirable in connection with the research, development, marketing, importation, offer for sale, and sale of any Product. Each party shall use reasonable efforts to obtain any Governmental Approvals necessary or desirable in order to manufacture, use, import, and Exploit Products in the Territory.

            SECTION 4.03. ADVERSE EVENT REPORTS. During the term of this Agreement, each party shall, within the time periods prescribed from time to time by the Steering Committee, notify the other party of all information coming into its possession concerning side effects, injury, toxicity or sensitivity reactions, including unexpected increased incidence and severity thereof, associated with commercial or clinical uses, studies, investigations or tests of a Product, anywhere in the Territory, whether or not determined to be attributable to such Product ("Adverse Event Reports").


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            SECTION 4.04. COMMUNICATIONS WITH AGENCIES. The Steering Committee
shall determine from time to time which party shall be responsible for communicating with various government agencies regarding the Governmental Approvals for each Product and shall divide those responsibilities as it sees fit, and in accordance with all applicable laws and regulations related thereto, provided that each party shall be responsible for such communications as are required of such party by virtue of its ownership of Product licenses or permits. During the term of this Agreement, each party shall provide the other with copies of any significant communications (which are known to the party to exist and which the party can obtain copies of through reasonable efforts) with any governmental agency throughout the world concerning a Product, including but not limited to, Adverse Event Reports.

            SECTION 4.05. OWNERSHIP OF PRODUCT REGULATORY FILES AND REGULATORY APPROVALS. All Government Approvals and any regulatory files relating thereto will be owned by a party in accordance with applicable laws and regulations. Notwithstanding ownership of any such Governmental Approval in accordance with applicable laws, the parties shall jointly own an undivided one-half interest in all the underlying data, materials, and other information relevant to such Governmental Approval. Upon request, either party may obtain duplicate copies of all such


                                       24
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data, materials, and other information from the party responsible for preparing same. Apollon will be primarily responsible for obtaining and maintaining all Government Approvals, and as such, it is envisioned that Apollon shall be the named sponsor of IND studies and Phase I and II clinical studies as set forth in the Pre-Clinical and Clinical Development Plans, and shall be the named applicant in the PLA and ELA filings pursuant to the Regulatory Approval and Manufacturing Plans. Notwithstanding the foregoing, each party shall have the right, at all reasonable times, to obtain a duplicate copy of any regulatory filing, and shall otherwise have at all times full access to all filings and all information and data relevant to a Product, as well as the right to fully use and cross reference all such submissions, approvals, information, and data. Each party agrees to provide the other with a sufficient opportunity to review all regulatory filings and material correspondence to regulatory agencies prior to submission, and to provide promptly all information and copies of all material correspondence received from regulatory agencies, to enable such party to review and comment on all intended filings and any such responses prior to submission of same.


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                                    ARTICLE V

               OPTIONS FOR [           ] AND [         ] VACCINES

            SECTION 5.01. GRANT OF OPTIONS. Apollon hereby grants to ACY the right to expand the scope of the Field of this Agreement to include Research Programs relating to the research and development of Products for application
within the [        ] Application and [         ] Application, and to obtain a
license under Apollon's interests in Know-How and Intellectual Property Rights, co-exclusive with Apollon, to develop, make, have made, import, use, offer for
sale, sell, and have sold such Products (the "[      ] Option" and the
"[        ] Option," respectively).

            SECTION 5.02. EXERCISE OF OPTIONS and R&D PAYMENTS.

                  (a) In consideration of continued research and development on
the part of Apollon relating to the [          ] Application and the [        ]
Application, ACY will pay Apollon, on the date hereof, a non-refundable up-front R&D Payment of $[ ]

                  (b) Each of the [       ] Option and the [       ] Option may
be exercised at any time prior to the first Anniversary Date (the "Option Term"), upon written notice (an "Option Exercise Notice") to Apollon. An Option Exercise Notice shall be accompanied by a second non-refundable R&D Payment of


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either $[ ] (in the case of the [        ] Option) or $[ ] (in the case of the
[       ] Option) in consideration for research and development to be conducted
by Apollon, with the proviso, however, that, upon the exercise of the [       ]
Option or the [        ] Option, any payments paid by ACY pursuant to this
Section 5.02 or Section 5.03 are each [           ] creditable, on a
one-time basis, against any and all R&D Payments subsequently made to Apollon by
ACY with respect to the [       ] Option or the [      ] Option, as applicable.
Upon the exercise of either the [       ] Option or the [         ] Option, all
applications within the [       ] Application and/or [       ] Application (as
applicable) shall vest as being within the definition of the Field, candidate products selected by the parties for development shall each be deemed to be a "Product" hereunder, the resulting Research Programs will be managed in the same manner (subject to the provisions of Section 3.01 hereof), and subject to the same terms and conditions, as any other Research Program, and the scope of the license granted to ACY in Section 7.04 will expand accordingly.

            SECTION 5.03. EXTENSION OF OPTION TERM. At any time prior to the expiration of the Option Term, ACY may extend the expiration date of such term until the second Anniversary Date by funding research and development to be conducted by Apollon by payment of an additional non-refundable up-front R&D Payment of


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$[ ] (in consideration of further research and development related to each of
the [      ] Application and [       ] Application, however applicable). In the
event that ACY shall have elected to so extend the expiration date, ACY may, at any time prior to said second Anniversary Date, further extend the expiration date of the Option Term until the third Anniversary Date by continuing said funding of Apollon with a second additional non-refundable R&D Payment equal to $[ ] (in consideration of further research and development related to each of
the [       ] Application and [       ] Application, however applicable).

            SECTION 5.04. EXCLUSIVITY OF RESEARCH DURING OPTION TERM. During the Option Term or any extension thereof, Apollon shall not enter into any agreement with any other Person (whether operating on a for-profit or not-for-profit basis), granting such Person the right to (i) provide funding for or (ii) enter into a collaboration with or obtain a license from Apollon with respect to the development of the Technology and any applicable Intellectual Property Rights
for any [      ] Application or for any [      ] Application without the prior
written consent of ACY, which consent shall be at ACY's sole discretion.

            SECTION 5.05. RIGHT OF FIRST NEGOTIATION. Upon expiration of the Option Term or any applicable extensions thereof, and provided that ACY shall not have previously


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exercised the [      ] Option or the [       ] Option, as applicable, ACY shall
have, for a period of one year following such expiration, a right of first negotiation ("Right of First Negotiation") to expand the scope of this Agreement to include one or more Research Programs for one or more specific Indications
included in the [       ] Application and/or the [       ] Application. Such
Right of First Negotiation may be exercised by ACY within three months after its receipt of written notice from Apollon that Apollon intends to negotiate with a third party with respect to the development of the Technology for each such specific Indication (the "Exercise Period"). In the event ACY does not exercise its Right of First Negotiation with respect to any such specific Indication, such Right of First Negotiation will become effective again in the event that Apollon does not execute a development agreement with a third party within 12 months after the last to occur of Apollon's receipt of ACY's written notification that it will not exercise its Right of First Negotiation as to such specific Indication, or the expiration of the Exercise Period. Upon the first exercise of ACY's Right of First Negotiation with respect to any Indication
included in the [       ] Application, ACY shall pay to Apollon a non-refundable
up-front R&D Payment of $[ ]. Upon the first exercise of ACY's Right of First
Negotiation with respect to any Indication included in the [        ]
Application, ACY


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shall pay to Apollon a non-refundable up-front R&D Payment of $[ ]. Each such aforementioned R&D Payment shall be deemed to be in consideration for research and development relating to each of these Applications, respectively. ACY's exercise of its Right of First Negotiation (i) with respect to additional
Indications included in the [       ] Application, made subsequent to its first
such exercise within such Application, shall not be deemed to give rise to an additional R&D Payment of $[ ] and (ii) with respect to additional Indications
included in the [        ] Application, made subsequent to its first such
exercise within such Application, shall not be deemed to give rise to an additional R&D Payment of $[ ].

            SECTION 5.06. SUPPLY OF CONSTRUCT PLASMIDS. During the Option Term or any extensions thereof, ACY may from time to time provide Apollon with a reasonable number of different antigen target genes for insertion into Apollon's plasmids. After inserting the antigen target genes, Apollon shall provide ACY with reasonable quantities of the resulting construct plasmids for expression and preliminary immunologic testing.


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                                   ARTICLE VI

                          FUNDING OF RESEARCH PROGRAMS

            SECTION 6.01. MILESTONE PAYMENTS. ACY shall fund research and development activities to be undertaken by Apollon hereunder by making the following R&D Payments upon achievement of the milestones specified below:

[


                                                            ]

For purposes of this Section 6.01, R&D Payments for [

                     ] in accordance with the payment schedule set forth above, shall accrue with respect to each Product on an Indication by Indication basis; provided, however, that applicable R&D Payments shall be reduced by [ ] for each Product under development for an Indication, in those situations wherein ACY has previously paid to Apollon R&D Payments for a substantially identical Product of substantially the same composition and formulation with regard to the active moieties, but for a different Indication. Furthermore, [
       ]


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[
    ] for the same Product for the same Indication shall not be deemed to give rise to a new payment obligation hereunder.

            SECTION 6.02. PAYMENT DUE FOR MILESTONES OF INITIAL HIV PRODUCT. The parties expressly agree that ACY shall not be obligated to make any payment with
respect to the [                                          ] for the initial HIV
Product. On the Effective Date hereof, ACY shall make the second milestone payment of $[ ] to Apollon for the [
             ] , notwithstanding that such [            ] has taken place prior
to the Effective Date hereof.

            SECTION 6.03. NOTIFICATION OF MILESTONES. Apollon shall notify and provide supporting documentation (in accordance with the criteria devised pursuant to Section 2.03 hereof), as appropriate, to ACY within ten (10) days after the occurrence of any event which purports to create an ACY payment obligation under Section 6.01 hereof. ACY shall pay Apollon the required amount within forty-five (45) days after the receipt of such notice, provided that ACY is in agreement that such event has occurred.

            SECTION 6.04. REIMBURSEMENT OF PHASE III RESEARCH AND DEVELOPMENT EXPENSES OF APOLLON. Subject to the provisions of


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Section 6.05, ACY shall be responsible for and shall pay all costs associated with Phase III studies of any Product. To the extent that Apollon, as directed by the Steering Committee, shall conduct any Phase III studies of any Product, Apollon shall, within ten (10) days following the end of each month, provide ACY with a reasonably detailed analysis of all expenses incurred by it during the prior month in connection with such studies. Within forty-five (45) days following the receipt of such analysis, ACY shall reimburse Apollon for all such expenses.

            SECTION 6.05. FUNDING OF PHASE III TRIALS OF HIV PRODUCTS BY APOLLON. At any time prior to the completion of the design of Phase III trials for any HIV Product, Apollon may elect to agree to pay [ ] percent of the cost of Phase III trials for such HIV Product.

            SECTION 6.06. ADDITIONAL R&D PAYMENTS TO APOLLON. In addition to any other payments due Apollon under this Agreement, ACY shall be obligated to pay Apollon the non-refundable R&D Payments of $[ ] in consideration for research and development to be conducted by Apollon, $[ ] of which shall be paid on [
             ], $[ ] of which shall be paid on [                     ] and $[ ]
of which shall be paid on [                   ]; provided, however, that in the
event this Agreement is terminated for any reason (other than by ACY pursuant to the termination provisions of Sections 14.04, 14.05,


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and 14.07) prior to [                   ,] all fees which are payable
pursuant to this Section 6.06 which have not been previously paid shall immediately become due and payable.

            SECTION 6.07. RESEARCH AND DEVELOPMENT TAX CREDITS. Each party shall be entitled to seek the benefit of any research and development tax credits arising out of any research paid for by such party or its Affiliates pursuant to any Research Program, including any R&D Payments made by ACY to Apollon hereunder.

                                   ARTICLE VII

                                 LICENSE GRANTS

            SECTION 7.01. LICENSE GRANT TO APOLLON. Upon ACY's termination of this Agreement in its entirety (and thereby relevant to all Products) or with respect to any specific Product(s) (and thereby relevant solely to such terminated Product(s)) pursuant to Section 14.03 hereof or Apollon's termination of this Agreement in its entirety (and thereby relevant to all Products) or with respect to any specific Product(s) (and thereby relevant solely to such terminated Product(s)) pursuant to Sections 14.04, 14.05, or 14.07, ACY grants to Apollon, co-exclusive with ACY, a worldwide license or sublicense, as appropriate, and subject always to all other provisions of this Agreement and the Supply Agreement:


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                  (a) under ACY's Know-How, Technology and Included Genes to develop, make, have made, use, import, offer for sale, sell, and have sold Products in the Territory; and

                  (b) under ACY's Intellectual Property Rights to develop, make, have made, use, import, offer for sale, sell, and have sold Products in the Territory.

            SECTION 7.02. REQUIRED ROYALTIES. No royalty or other obligations shall be due to a party in connection with the licenses or sublicenses granted pursuant to this Article VII other than as contemplated by the Supply Agreement.

            SECTION 7.03.  OPTION TO ACQUIRE SUBLICENSE.

                  (a) To the extent that Apollon has the right to grant sublicenses under any University Licenses, Apollon hereby grants to ACY an exclusive option (the "University License Option") to obtain from Apollon one or more sublicenses (exclusive except as to Apollon) under the University Licenses, but subject always to the provisions of this Agreement and the Supply Agreement, to develop, make, have made, use, import, offer for sale, sell, and have sold Products in the Territory.

                  (b) In consideration of Apollon's grant of the University License Option, ACY shall pay Apollon, at the time of notice of exercise of said option, the sum of $[ ] as a one-time, fully-paid University License initiation fee.


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                  (c) ACY may exercise the University License Option, for one or more sublicenses, at any time during the course of this Agreement by providing written notice of such exercise to Apollon which specifically identifies the University License(s) to which ACY elects to sublicense.

                  (d) The terms of any sublicense acquired by ACY upon exercise of the University License Option pursuant to this Section 7.03 shall be set forth in a definitive sublicense agreement to be executed by the parties hereto. As a condition to the exercise of the University License Option with respect to any University License, ACY shall agree to be bound by all terms and conditions of the relevant license agreement between Apollon and its licensor as such licensor requires Apollon's sublicensees to be directly bound, with the exception of terms and conditions relating to a license initiation or other similar up-front license acquisition fee and/or annual maintenance payments.

                  (e) Unless the prior written consent of ACY is first obtained, Apollon shall not terminate any such University License and shall otherwise fulfill all of its obligations, including without limitation, making all requisite payments sufficient to maintain such licenses in full force and effect (including Apollon's ability to sublicense hereunder).

            SECTION 7.04. LICENSE GRANT TO ACY. Apollon hereby grants to ACY, co-exclusive with Apollon, a worldwide license or


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sublicense, as appropriate, and subject always to all other provisions of this
Agreement and the Supply Agreement:

                  (a) under Apollon's interests in Included Genes, Know-How and Technology (which shall expressly exclude rights to Included Genes, Know-How or Technology granted by any University License), to develop, make, have made, use, import, offer for sale, sell, and have sold Products in the Territory; and

                  (b) under Apollon's Intellectual Property Rights (which shall expressly exclude any Intellectual Property Rights granted by any University License), to develop, make, have made, use, import, offer for sale, sell, and have sold Products in the Territory.

            SECTION 7.05. NO RIGHT TO SUBLICENSE. None of the licenses or sublicenses granted to either party pursuant to this Article VII shall be deemed to include the right to sublicense or further sublicense, as applicable, unless otherwise expressly provided for by the parties.

            SECTION 7.06. EXCLUSIVITY OF RESEARCH AND DEVELOPMENT. During the period during which any Research Program is ongoing and for a period of two years thereafter, neither party shall engage in or sponsor any research with any Person with respect to any polynucleotide-based genetic vaccination product or technology in the Field, other than as provided in this Agreement.


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                                  ARTICLE VIII

                                     PATENTS

            SECTION 8.01. OWNERSHIP. ACY and Apollon shall each promptly notify the other in writing of any ideas, improvements, discoveries or inventions arising out of the research performed by it or on its behalf under this Agreement solely by such party or arising jointly with the other. Inventions, including Materials, made solely by ACY, and any patent applications and patents thereon ("ACY Inventions"), shall be owned solely by ACY. Inventions, including Materials, made solely by Apollon, and any patent applications and patents thereon ("Apollon Inventions"), shall be owned solely by Apollon. Inventions, including Materials, made jointly by ACY and Apollon ("Joint Inventions") shall be owned jointly by ACY and Apollon. All Inventions shall be considered within the definition of Know-How or Patents, however appropriate, and as such, subject to all other terms and conditions of this Agreement.

            SECTION 8.02. PATENT PROSECUTION.

                  (a) ACY Inventions. ACY shall be responsible for filing and prosecuting United States and foreign patent applications on ACY Inventions. ACY shall be solely responsible for all expenses incurred in connection with filing and prosecuting any such patent application and maintaining issued


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patents thereon. While ACY shall be responsible for making decisions regarding the scope and content of any such applications and prosecution thereof, Apollon shall, to the extent the ACY Invention covered thereby may be useful in the manufacture or Exploitation of Products, have an opportunity to review all such patent application preparation and prosecution and provide its reasonable comments, other than any such patent application directed to any ACY Included Genes.

                  (b) Apollon Inventions. Apollon shall be responsible for filing and prosecuting United States and foreign patent applications on Apollon Inventions. Apollon shall be solely responsible for all expenses incurred in connection with filing and prosecuting any such patent application and maintaining issued patents thereon. While Apollon shall be responsible for making decisions regarding the scope and content of any such applications and prosecution thereof, ACY shall, to the extent the Apollon Invention covered thereby may be useful in the manufacture, Exploitation, or other use of Products, have an opportunity to review all such patent application preparation and prosecution and provide its reasonable comments.

                  (c) Joint Inventions. Decisions on when, where and whether to file United States or foreign patent applications on Joint Inventions shall be made by the Steering Committee. The Steering Committee shall select mutually acceptable outside


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counsel to act on behalf of each of them and to be responsible for filing, prosecuting and maintaining any such patent application. The parties shall assist one another in assembling inventorship information and data for filing same, and shall continue to assist one another in the continued prosecution. All costs and expenses reasonably incurred in connection with the filing, prosecuting and maintaining of any patent application on a Joint Invention or the maintenance of any patent issued thereon shall be shared equally by the parties. All such Joint Inventions shall be considered within the definition of Know-How or Patents, whichever is appropriate, and as such, shall be subject to all other applicable terms and conditions of this Agreement.

                  (d) Standby Right of Parties. Except with respect to maintenance of an invention as a trade secret, but otherwise in the event that either party elects not to file a patent application on an ACY Invention, an Apollon Invention, or Joint Invention, as the case may be, or decides to discontinue prosecution or maintenance of any such application, specific claims thereof, or maintenance of any patent issued thereon, such party shall promptly notify the other of such non-election in good time in respect of patent filing, prosecution, and maintenance deadlines. The other party shall thereupon have the option, exercisable for a period of 90 days, to file, prosecute,


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and/or maintain, at its own expense, any such patent application or patent, as the case may be. Upon exercise of such option, the party electing not to file, prosecute or maintain such patent application or patent, or specific claims thereof, as the case may be, shall have no further rights under the patent rights in question and will grant all necessary authority to the other party to so file, prosecute or maintain such patent application or patent, all at such other party's expense.

            SECTION 8.03. INTELLECTUAL PROPERTY RIGHT DISCLAIMERS. Neither party shall disclaim any Intellectual Property Right or abandon any application for any Intellectual Property Right relating to any Program Technology without allowing the other party the opportunity to exercise standby rights pursuant to the terms of Section 8.02. This Section shall survive termination of this Agreement as to any Apollon Inventions or ACY Inventions, all or a portion of which are the subject of a subsisting license to a party hereunder, and as to Joint Inventions.

            SECTION 8.04. PATENT TERM RESTORATION AND OTHER EXTENSIONS OF PATENT LIFE. The parties shall keep each other informed of the issuance of each U.S. patent and foreign patent within Patents, giving the date of issuance and patent numbers, and each notice pertaining to any patent included within Patents which it receives as patent owner pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 or any


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equivalent foreign laws, including notices pursuant to sections 101 or 103 of said Act from persons who have filed an abbreviated NDA ("ANDA"), and also, any other notices relating to any administrative or otherwise extensions of patent life. All such notices shall be given promptly, but in any case within 10 days of each such patent's date of issue or receipt of each such notice under such Act or equivalent, whichever is applicable. The parties shall cooperate in obtaining and maintaining any such permitted extension of patent life.

            SECTION 8.05.  THIRD PARTY INFRINGEMENT.

                  (a) The party to this Agreement first having knowledge of any imitations of any Product or of any actual, suspected or threatened misuse or infringement (hereinafter collectively "infringement") of any Intellectual Property Rights necessary or materially useful to manufacture, import, or Exploit, or otherwise use one or more Products, shall promptly notify the other in writing and shall provide the other with any available evidence thereof. The notice shall set forth the relevant facts in reasonable detail.

                  (b) Unless otherwise.prohibited by law, prior agreement, or regulation, (i) Apollon (or its licensor, if applicable) shall have the primary right in the first instance, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to the infringement of any


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Apollon Intellectual Property Right or any Intellectual Property Right covered by a University License, and (ii) ACY shall have the primary right in the first instance, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to the infringement of any Intellectual Property Right owned or licensed by ACY (other than any such Intellectual Property Right licensed or sublicensed pursuant to this Agreement or under any University License) or Intellectual Property Right relating to a Joint Invention, in each case by counsel of its own choice. With respect to any particular infringement proceeding, the party which is the primary party pursuant to the preceding sentence (the "Primary Party") shall have the right to control such action; provided, however, that the other party (the "non-Primary Party") shall have the right, at its own expense, to intervene (to the extent permitted by law) and be represented in that action by counsel of its own choice. The Primary Party may not, without the prior written consent of the non-Primary party (which consent may not be unreasonably withheld), enter into any agreement or other arrangement effecting a settlement of such infringement action which imposes any obligations or restrictions on the non-Primary Party regarding the use of the Intellectual Property Rights which were the subject of such infringement action.


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                  (c) If the Primary Party brings an infringement action and the non-Primary Party determines to pursue such action or proceeding also, the non-Primary Party shall, within thirty (30) days of receipt of notice by the non-Primary Party of the initiation of suit by such Primary Party, notify the Primary Party of its desire to be joined as a party plaintiff, and shall thereafter agree to join as a party plaintiff within fifteen (15) days of its notice of such desire to the Primary Party (to the extent such party is permitted by law to so join); and further, shall give the Primary Party reasonable assistance and authority to file and prosecute such infringement action. The out-of-pocket costs and expenses reasonably incurred by the Primary Party in bringing and maintaining any such infringement action (including, without limitation, any such payments made to Apollon's licensors as required by any University License) shall be reimbursed first out of any damages or other monetary awards recovered. Any remaining damages or other monetary awards shall be divided on an equitable basis, taking into account the parties relative lost revenues and profits or royalty income, as applicable, and as such are allocated or payable under the Supply Agreement.

                  (d) If the Primary Party brings an infringement action and the non-Primary Party determines not to pursue such action or proceeding, the non-Primary Party nevertheless agrees


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to be joined as a party plaintiff (if permitted by law and if the Primary Party so requests) and to give the Primary Party reasonable assistance and authority to file and prosecute the suit. In such case, the Primary Party shall bear all costs associated therewith and shall be entitled to all damages or other monetary awards to the exclusion of the non-Primary Party. If the Primary Party does not request that the non-Primary Party be joined as a party plaintiff, the non-Primary Party nevertheless agrees to give the Primary Party reasonable assistance in any such proceedings or preparation therefor, at the Primary Party's request and expense.

                  (e) Should the Primary Party lack standing to bring an infringement action, the non-Primary Party shall bring such action at the request of the Primary Party upon an undertaking by the Primary Party to indemnify and hold the non-Primary Party harmless (to the extent permitted by law) from all consequent liability.

                  (f) If the Primary Party fails to bring an action or proceeding within one hundred and eighty (180) days after written notification of actual infringement of a substantial nature (which, for the purposes hereof shall mean that the infringing competitor has 20% of the relevant market share that would reasonably inure to Product sold under the Supply Agreement but for such infringing sales, as such market share is measured


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by IMS or other industry-accepted marketing survey services) the non-Primary
Party shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice, and at its own expense, and the Primary Party (and/or its licensor) shall have the right to be represented in any such action by counsel of its own choice at its own expense. Any out-of-pocket costs and expenses reasonably incurred by the non-Primary Party pursuant to this Subsection (f) (including, without limitation, any such payments made to Apollon's licensors as required by any University License) shall be reimbursed first out of any damages or other monetary awards recovered. Any remaining damages or other monetary awards shall be divided on an equitable basis, as set forth in Section 8.05(c) above.

                  (g) The foregoing clauses (b) through (f) of this Section 8.05 shall also apply to the issues of control of any action, costs and expenses, and recoveries in the event a third party brings an action for declaratory judgment of invalidity and non-infringement with respect to any Intellectual Property Rights.

                  (h) Each party hereto shall promptly bring to the attention of the other any information which it may receive indicating that any issued patent would be infringed by the manufacture, use, import, offer for sale, or sale of a Product. If a party to this Agreement receives a claim of infringement


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SECURITIES AND EXCHANGE COMMISSION.


from a third party relating to the manufacture, use, import, offer for sale, or sale of a Product it shall promptly notify the other. The parties shall cooperate in all reasonable respects in the resolution of any such claim of infringement and the defense of any lawsuit arising thereunder.

            SECTION 8.06. LICENSING OF JOINT INVENTIONS. During the term of this Agreement and for a period of two (2) years thereafter, and unless otherwise provided herein, neither party shall grant to any other Person any license or other rights with respect to any Joint Inventions (i) relating to polynucleotide-based genetic vaccination technology in the Field, or (ii) necessary or useful in the development, manufacture, use, import, offer for sale, or sale of polynucleotide-based genetic vaccination products in the Field, without the prior written consent of the other.

            SECTION 8.07. INTELLECTUAL PROPERTY SUBJECT TO APOLLON'S AGREEMENTS WITH ACADEMIC COLLABORATORS. To the extent the Steering Committee agrees, certain primary product development, preclinical or clinical activities assigned to Apollon by the Steering Committee may be conducted by one or more of Apollon's academic collaborators pursuant to Apollon's sponsored research agreements with such collaborators. ACY acknowledges that, pursuant to such sponsored research agreements, and notwithstanding anything contained in this


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Agreement to the contrary (including Section 3.07), Apollon's academic collaborators or the government, may acquire rights in inventions made jointly with Apollon as a result of the work performed by such academic collaborators, if said collaborators are joint inventors under the relevant patent laws. Such issues will be thoroughly discussed at the Steering Committee level, as set forth in the minutes, prior to agreement by the parties that any such collaborators shall take part in activities hereunder, and the parties, through the Steering Committee shall mutually agree on the terms and conditions under which any such collaborators and/or the government shall undertake to conduct any such activities, including, without limitation, the assignment of or grant of an exclusive license, or option therefor, to Apollon to any such rights acquired by Apollon's academic collaborators, and/or the government by reason of such sponsored research. For the avoidance of doubt, Apollon's ownership interest or other rights in and to any such joint inventions shall be considered within the definition of Know-How or Patents hereunder, however applicable.

            SECTION 8.08. USE AND OWNERSHIP OF MATERIALS. Except as otherwise provided herein, all Materials provided by one party to the other hereunder shall be used by the receiving party solely for purposes of fulfilling its obligations hereunder and not in or for any commercial or other purpose. The receiving


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party shall maintain the Materials in a secure area and, except as otherwise provided herein, shall not make the Materials available to any other person except those who are under the receiving party's control and doing research at its direction, and under terms of confidentiality at least as stringent as those set forth herein. Except as otherwise provided herein, neither the receiving party nor any person associated with the receiving party shall grant or attempt to grant any rights in or to the Materials without the prior written consent of the providing party.

            SECTION 8.09. SHARING OF DATA ON [             ]. The parties agree
that during the term of this Agreement, and subject to the provisions of confidentiality and non-use hereof, to share data regarding their respective research and development activities relating to the use of polynucleotide-based
genetic vaccination technology for [              ]. Such information shall be
considered to be within Background Technology or Program Technology, as applicable.

                                   ARTICLE IX

                            MANUFACTURING OF PRODUCTS

            SECTION 9.01. MANUFACTURING FOR RESEARCH AND DEVELOPMENT. Apollon shall be solely responsible for


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manufacturing and supplying Products for all primary product development activities and preclinical and clinical trials with respect thereto. With respect to any Products manufactured and supplied by Apollon in connection with any Phase III studies, ACY and its Affiliates shall reimburse Apollon at a price per vial equal to [ ]% of Apollon's Fully Burdened Manufacturing Costs; provided, however, that if Apollon shall have exercised its rights under Section
6.05 hereof with respect to an HIV Product, ACY and its Affiliates shall reimburse Apollon at a price per vial equal to [ ]% of Apollon's Fully Burdened Manufacturing Cost.

            SECTION 9.02. MANUFACTURE, PURCHASE AND SUPPLY FOR COMMERCIAL SALES. Apollon shall also be solely responsible for manufacturing Products for commercial distribution. Apollon agrees to supply to ACY, and ACY agrees to purchase from Apollon, all of ACY's requirements of the Products for commercial distribution under the terms and conditions of the Supply Agreement.

            SECTION 9.03. MANUFACTURING PLANS. Within nine (9) months prior to the anticipated filing date of the first PLA (and/or ELA, however applicable) for a Product, Apollon shall develop and submit to the Steering Committee for its review a manufacturing plan with respect to such Product (a "Manufacturing Plan"). Each Manufacturing Plan shall specify, among other


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things, (i) the facility at which the Product shall be manufactured, (ii) the plan for completing and validating such facility, (iii) appropriate specifications for the Product, and (iv) quality control provisions to be employed in connection with the manufacture of the Product. The Steering Committee shall review each of the Manufacturing Plans from time to time, and ACY shall verify to its satisfaction that such plans and the manufacturing facilities meet GMP and other regulatory requirements and appropriate quality standards.

            SECTION 9.04. RIGHT TO SUBCONTRACT MANUFACTURING. Subject to the provisions of Section 3.07 hereof, in fulfilling its obligations pursuant to this Article IX, Apollon may contract or otherwise deal with its Affiliates and with subcontractors and other Persons; provided however, that with respect to the manufacture of Products for Phase III clinical trials or commercial distribution, Apollon's ability to enter into any agreement or arrangement with a subcontractor or other Person with respect to such manufacturing shall be subject to strict confidentiality and limited use, as well as the terms and conditions of Sections 2.6 and 4.4 of the Supply Agreement.


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                                    ARTICLE X

                         REPRESENTATIONS AND WARRANTIES

            SECTION 10.01. REPRESENTATIONS AND WARRANTIES OF APOLLON. Apollon represents and warrants to ACY as follows:

                  (a) Organization and Good Standing. Apollon is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership of its property makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business, and is authorized to own or lease its properties and to carry on its business as it is now being and proposed to be conducted.

                  (b) Authority. Apollon has the corporate power to enter into this Agreement and the Supply Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the Supply Agreement have been duly and validly authorized and approved by all necessary corporate action on the part of Apollon and such Agreements have been duly executed by and constitute the legally binding obligations of Apollon, enforceable in accordance with their respective terms (except that such enforcement may be


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limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and general principles of equity). The execution and delivery of such Agreements do not, and the consummation by Apollon of the transactions contemplated thereby will not, violate the provisions of or constitute a default under (i) any laws applicable to Apollon, (ii) Apollon's Articles of Incorporation or By-laws, (iii) any judgment, decree or order of any court or governmental agency applicable to Apollon or its assets, or (iv) any agreements, contracts or commitments to which Apollon is a party or by which its assets are bound.

                  (c) Governmental Consents. No consent, approval order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority (other than Governmental Approvals) is required on the part of Apollon in connection with the consummation of the transactions contemplated by this Agreement.

                  (d) Brokers and Finders. Apollon has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement who could be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon the consummation thereof.


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                  (e) Warranty of Title. Except as set forth on Schedule
10.01(e), no Person has asserted to Apollon, nor is Apollon aware of, any claim of any right or interest in or to the Background Technology and/or Intellectual Property Rights, and as of the Effective Date hereof, Apollon is not otherwise aware of any issued patent that would be infringed by the manufacture, use, import, or Exploitation of the Background Technology or Intellectual Property Rights in the Field.

                  (f) Patents; Prior Art. Apollon has sufficient legal and beneficial title, and/or license rights under the Background Technology and Intellectual Property Rights for the business as currently proposed to be conducted under this Agreement and the Supply Agreement, and Apollon shall continue to be current in all payments and performance under any applicable license and shall not breach or default under same during the term of such Agreements. Apollon is not aware of, nor has it received any communications alleging that Apollon has violated or, by conducting its business as currently proposed to be conducted under this Agreement or the Supply Agreement, would violate any patents or other intellectual property rights of any other Person.

            SECTION 10.02. REPRESENTATIONS AND WARRANTIES OF ACY. ACY represents and warrants to Apollon as follows:


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                  (a) Organization and Good Standing. ACY is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine, and through its Affiliates may conduct business in foreign jurisdictions and it or each of its Affiliates, whichever is applicable, is in good standing in each jurisdiction in which the nature of its business or the ownership of its property makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business, and is authorized to own or lease its properties and to carry on its business as it is now being and proposed to be conducted.

                  (b) Authority. ACY has the corporate power to enter into this Agreement and the Supply Agreement and to consummate the transactions contemplated thereby. The execution, delivery and performance of this Agreement and the Supply Agreement have been duly and validly authorized and approved by all necessary corporate action on the part of ACY and such Agreements have been duly executed by and constitute the legally binding obligations of ACY enforceable in accordance with their respective terms (except that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and general principles of equity). The execution and delivery of such Agreements by ACY do


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SECURITIES AND EXCHANGE COMMISSION.


not, and the consummation by ACY of the transactions contemplated thereby will not, violate the provisions of or constitute a default under (i) any laws applicable to ACY, (ii) the Articles or Certificate of Incorporation or other charter documents or By-Laws of ACY, (iii) any judgment, decree or order of any court or governmental agency applicable to ACY or its assets, or (iv) any agreements, contracts or commitments to which ACY is a party or by which its assets are bound.

                  (c) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority (other than Governmental Approvals) is required on the part of ACY in connection with the consummation of the transactions contemplated by this Agreement.

                  (d) Brokers and Finders. ACY has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement who would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon the consummation thereof.

                  (e) Warranty of Title. There are no outstanding options, licenses or agreements of any kind between ACY and any third party relating to the use of ACY Included Genes in the Field that would be in conflict with the terms of this Agreement or the Supply Agreement.


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SECURITIES AND EXCHANGE COMMISSION.


                  (f) Patents; Prior Art. ACY has sufficient legal and beneficial title, and/or license rights under the ACY Included Genes for the business as currently proposed to be conducted under this Agreement and the Supply Agreement, and ACY shall continue to be current in all payments and performance under applicable licenses and shall not breach or default under same during the term of such Agreements. ACY is not aware of, nor has it received any communication alleging that ACY has violated or, by conducting its business as currently proposed to be conducted under this Agreement, would violate any patents or other intellectual property rights of any other person regarding ACY Included Genes.

                                   ARTICLE XI

                            RECORD KEEPING AND AUDITS

            SECTION 11.01. RECORDS RETENTION. The parties shall maintain in confidence complete and accurate records pertaining to the development, use and sale of Products in sufficient detail to permit the other party to confirm the accuracy of the calculations of its research and development, regulatory, and manufacturing expenses. Each party shall record all scientific, clinical study, or other technical information relating to the research and development of each Product in standard laboratory


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notebooks or the equivalent thereof, which shall be signed, dated and witnessed by a person capable of understanding the context.

            SECTION 11.02. AUDIT RIGHTS. Each party shall have a right, limited to one time per year and at its own expense, upon reasonable notice and during normal business hours, and through an independent representative (who shall be reasonably acceptable to the other party and who shall be bound to provisions of strict confidentiality and limited use, in perpetuity), to inspect and audit the other party's books and records solely to verify a party's financial calculations regarding its research and development, regulatory approval, and manufacturing (or preparation thereof) expenses incurred hereunder during the prior five-year period.

            SECTION 11.03. RETENTION OF RECORDS. All scientific records and other regulatory, research and development, or other technical information required pursuant to Section 11.01 shall be maintained for a fifteen (15) years from the expiration or termination of this Agreement, and sales or other financial information, shall be maintained for a (5) five-year period following the year in which payments or sales were made or received hereunder.

            SECTION 11.04. SURVIVAL. The provisions of this Article XI shall survive termination of this Agreement.


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                                   ARTICLE XII

                                  PUBLICATIONS

            SECTION 12.01. PUBLICATIONS. The Steering Committee shall approve the submission of any publications, including abstracts of presentations and content of intended oral presentations, resulting from the research under this Agreement in advance of submission for publication in order to protect each party's Know-How, including Technology. The owner of such Know-How shall have the final authority to determine the scope and content of any publication materials which contain information relating to such party's Know-How. In the case of Technology owned jointly by the parties, the parties shall mutually determine the scope and content of any publication materials which contain information relating to such Know-How. In the event, that either party, or the parties jointly, wish to publish any of such results (whether jointly or solely owned), the Steering Committee shall be provided with a copy of any proposed publication (whether oral or written) for review and comment at least forty-five
(45) days in advance of submission of the proposed publication. The Steering Committee shall notify the party(s) within forty-five (45) days of receipt of a copy of the proposed publication, of any objections to the proposed publication or of its intention to approve or withhold approval


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of the publication. Any delay of such approval to allow for patent application filing shall not extend for a period longer than ninety (90) days from the date such delay is taken by the Steering Committee.

            SECTION 12.02. PUBLICITY. Except as otherwise provided herein, neither party shall use or refer to, without the other party's prior written consent, the other's name, this Agreement or the terms hereof in any public statement, whether oral or written, including, but not limited to, communications with the media, advertising, shareholder reports, communications with stock analysts or prospectuses; provided, however, that either party may, without the consent of the other, make any disclosure required by law, and particularly, but without limitation, by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, provided however, that the disclosing party shall use reasonable efforts to redact all material as reasonably requested by the other party, for any material that may be redacted in accordance with any such law.


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                                  ARTICLE XIII

                                 CONFIDENTIALITY

            SECTION 13.01. CONFIDENTIALITY; EXCEPTIONS. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the parties agree that, for the term of this Agreement and for a period of five years thereafter, the receiving party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any patent application, Business Information, and Know-How, including Materials, (herewith "Confidential Information") furnished to it by the other party pursuant to this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                  (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and


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other than through any act or omission of the receiving party in breach of this Agreement;

                  (d) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party, unless the receiving party knew that such third party was under an obligation to the disclosing party not to disclose such information to others; or

                  (e) was disclosed by the receiving party pursuant to a requirement of law.

            The parties agree that the financial terms of this Agreement shall also be considered Confidential Information hereunder.

            SECTION 13.02. AUTHORIZED DISCLOSURE. Upon notification to the other party, each party may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, and complying with applicable governmental regulations, including clinical studies, and as required by agreement with university collaborators. Prior to any such disclosure, if a party is required by law or regulation or agreement to make any disclosure of the other party's Confidential Information, it will, except where impractical for necessary disclosures (e.g., in the event of medical emergency), give reasonable advance notice to the


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other party of such disclosure requirement, redact all material and information that may reasonably and permissibly be redacted, and as reasonably requested by the other party, and, except to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed, no less stringent than the obligations of confidentiality and limited use imposed hereunder. In addition, each party may disclose the other's Confidential Information to its employees, consultants and advisors on a need-to-know basis, provided any such employees, consultants and advisors are subject to agreements of confidentiality no less stringent than the obligations of confidentiality and limited used imposed hereunder.

            SECTION 13.03. CONFIDENTIAL OR PROPRIETARY INFORMATION OF OTHERS. Each party agrees that it will not, during the term of this Agreement, knowingly use, disclose to the other, or induce the other to use, any confidential or proprietary information belonging to another Person, unless otherwise authorized.

            SECTION 13.04. SURVIVAL. The provisions of this Article 13 shall survive the termination or expiration of this Agreement for a period of five (5) years from said termination or expiration.


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                                   ARTICLE XIV

                                TERM OF AGREEMENT

            SECTION 14.01. TERM. Subject to any provision in the Supply Agreement to the contrary, this Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to the provisions of this
Article XIV, continue as to each Product until the earlier of (i) the termination of this Agreement in accordance with this Article XIV, (ii) the termination of the development of such Product or the corresponding Research Program in accordance with the termination provisions hereof; or (iii) the later of (a) ten (10) years following the first commercial sale of such Product, and
(b) the last to expire patent within Patents covering such Product. Upon expiration of this Agreement as to a specific Product pursuant to Subsection
(iii) of this Section 14.01, the licenses granted with respect to such Product pursuant to Article VII hereof shall be deemed fully paid up and irrevocable.

            SECTION 14.02. TERMINATION BY MUTUAL AGREEMENT. The parties may mutually agree in writing to terminate this Agreement as to one or more Products, or in its entirety. Upon any termination of this Agreement in its entirety pursuant to this Section 14.02, all rights and obligations of both parties hereunder (including without limitation any licenses or other


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rights granted pursuant to Articles V and VII hereof, the milestone payments of
Section 6.01 hereof, and the provisions of 7.06 and 8.06) shall, except as expressly set forth herein, terminate. Upon any termination of this Agreement pursuant to this Section 14.02 as to a specific Product, all such rights and obligations of both parties hereunder with respect to such Product, but not with respect to any other Product, shall, except as expressly set forth herein, terminate.

            SECTION 14.03. UNILATERAL TERMINATION WITHOUT CAUSE. Subject to the terms and conditions of the Supply Agreement, and upon one hundred twenty (120) days prior written notice, ACY may, for any reason, unilaterally terminate this Agreement in its entirety or as to any specific Product.

                  (a) Upon any termination of this entire Agreement pursuant to this Section 14.03, (i) all rights and obligations of ACY hereunder, including without limitation any licenses or options granted to ACY pursuant to Articles V or VII hereof, but excluding any obligations of ACY under Sections 6.06, 7.06 and 8.06 hereof, shall, except as expressly set forth herein, immediately terminate, (ii) the licenses granted to Apollon pursuant to Section 7.01 hereof shall vest, subject to the royalty provisions set forth in Paragraph 6.5 of the Supply Agreement (iii) all obligations of Apollon hereunder shall, except as expressly set forth herein, immediately terminate, and


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(iv) to the extent ACY is the owner of Government Approvals hereunder, ACY shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer to Apollon all Governmental Approvals, including any and all information relating thereto, sufficient for Apollon to enjoy its rights granted hereunder.

                  (b) Upon any termination of this Agreement as to any specific Product pursuant to this Section 14.03, (i) all rights and obligations of ACY hereunder with respect to such terminated Product (but not with respect to any other Product), including without limitation any licenses or options granted to ACY pursuant to Articles V or VII hereof, but excluding any obligations of ACY under Sections 6.06, 7.06 and 8.06 hereof, as they relate to such Product, shall, except as expressly set forth herein, immediately terminate, (ii) all licenses granted to Apollon pursuant to Section 7.01 shall vest as to such terminated Product, subject to the royalty provisions of Paragraph 6.5 of the Supply Agreement (iii) all obligations of Apollon with respect to such Product hereunder shall, except as expressly set forth herein, immediately terminate, and (iv) to the extent ACY is the owner of any relevant Government Approvals hereunder, ACY shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer to Apollon all Governmental Approvals, including any and all information


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relating thereto, relating to such Product sufficient for Apollon to enjoy its rights granted hereunder.

            SECTION 14.04. TERMINATION FOR BREACH. In the event that any material provision of this Agreement is breached by either party, the non-breaching party may give the breaching party written notice requiring it to remedy such breach. In the event the breaching party shall not have fully cured such breach within sixty days after receipt of such notice (or in the case of a breach which is not by its nature capable of being cured within sixty days, if the breaching party shall not have commenced performance to cure within the sixty day period and thereafter diligently attempted to complete performance of the cure), or if the parties have not otherwise agreed on a plan to remedy such breach, the non-breaching party shall, in addition to any other remedies available to it hereunder, at law or in equity, be entitled, but not obligated, to terminate, upon written notice to the breaching party, this Agreement in its entirety; with the proviso that if such breach relates only to a specific Product, the non-breaching party may terminate this Agreement only as to such specific Product to which such breach relates.

                  (a) Upon any termination of this entire Agreement pursuant to this Section 14.04, (i) all rights and obligations of the breaching party hereunder, including without limitation any licenses or options granted to the breaching party pursuant to


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Articles V or VII hereof and right to payments pursuant to Section 6.06 (where
ACY is the non-breaching party), but excluding any obligations of the breaching party under Sections 6.06 (where ACY is the breaching party), 7.06 and 8.06 hereof, shall, except as expressly set forth herein, immediately terminate, (ii) all licenses or options granted to the non-breaching party pursuant to Articles V or VII hereof shall vest or be retained, as appropriate, (iii) all obligations of the non-breaching party hereunder shall, except as expressly set forth herein, immediately terminate, and (iv) the breaching party shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer all Governmental Approvals, including any and all information relating thereto, sufficient for the non-breaching party to enjoy its rights surviving or granted hereunder.

                  (b) Upon any termination of this Agreement as to any specific Product pursuant to this Section 14.04, (i) all rights and obligations of the breaching party hereunder with respect to such Product (but not with respect to any other Product), including without limitation any licenses or options granted to the breaching party pursuant to Articles V or VII hereof and right to payments pursuant to Section 6.06 hereof (where ACY is the non-breaching party), but excluding any obligations of the breaching party pursuant to Sections 6.06


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(where ACY is the breaching party), 7.06 and 8.06, as they relate to such
Product shall, except as expressly set forth herein, immediately terminate, (ii) all licenses or options granted to the non-breaching party pursuant to Articles V or VII hereof with respect to such Product (but not with respect to any other Product) shall vest or be retained, as appropriate, (iii) all obligations of the non-breaching party with respect to such Product (but not with respect to any other Product) hereunder shall, except as expressly set forth herein, immediately terminate, (iv) to the extent Government Approvals are owned by the breaching party, the breaching party shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer all Governmental Approvals, including any and all information relating thereto, relating to such Product sufficient for the non-breaching party to enjoy its rights surviving or granted hereunder, and (v) notwithstanding anything contained in this Section 14.04(b) to the contrary, all other rights and obligations of the parties including, without limitation, obligations under Sections 7.06 and 8.06 shall remain in full force and effect, except as such rights and obligations apply to the Product being terminated.

            SECTION 14.05. TERMINATION FOR CHANGE IN CONTROL.

                  (a) Within one year following the occurrence of a "Change in Control," either party may, upon sixty days prior


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written notice, terminate this Agreement in its entirety or as to an individual
Product. In the event of a termination pursuant to this Section 14.05, and solely as to such terminated Product or with respect to the Agreement in its entirety (and thereby inclusive of all Products), as applicable, (i) all rights and obligations hereunder of the party with respect to whom the Change in Control shall have occurred, including without limitation any licenses or options granted to it pursuant to Articles V and VII hereof, shall, except as expressly set forth herein, immediately terminate, (ii) all licenses or options granted to the other party pursuant to Articles V or VII hereof shall vest or be retained, as appropriate, (iii) all obligations of the other party hereunder shall, except as expressly set forth herein, immediately terminate, and (iv) the party with respect to whom the Change in Control shall have occurred shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer all Governmental Approvals, including any and all information relating thereto, sufficient for the other party to enjoy its rights surviving or granted hereunder.

                  (b) A "Change in Control" shall be deemed to have occurred if
(A) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the


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Act), directly or indirectly, of securities of a party representing 50% or more of the combined voting power of a party's then outstanding securities; or (B) the shareholders of a party approve a merger or consolidation of such party with any other corporation, other than a merger or consolidation wherein the shareholders of such party retain at least 50% of the combined voting power of the outstanding securities of the surviving or resulting corporation; or (C) a party enters into complete liquidation or otherwise enters into an agreement for the sale or other disposition of all or substantially all of a party's assets to an entity that is not 50% controlled by such party's shareholders.

            SECTION 14.06. TERMINATION FOR PATENT BLOCKING EVENT. Within sixty
(60) days following the occurrence of a "Patent Blocking Event", either party may, upon sixty days prior written notice, terminate this Agreement as to the specific Product(s) to which the Patent Blocking Event relates. If the Patent Blocking Event relates to all Products hereunder, either party may terminate the Agreement in its entirety pursuant to this Section. For purposes of this Section 14.06, a "Patent Blocking Event" shall be deemed to have occurred with respect to a Product(s) when such party notifies the other party in writing of its reasonable belief that a license under any third party U.S. or European patent is necessary in order to develop, make, have


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made, use, import, offer for sale, or sell such Product(s), and in accordance with the provisions of Section 15.09 hereof, it is definitively determined that such license is not reasonably obtainable by either party. Upon any termination pursuant to this Section 14.06, (i) all rights and obligations of both the terminating party and the non-terminating party hereunder with respect to such terminated Product(s), including without limitation any licenses or options granted pursuant to Articles V or VII hereof as they relate to such Product(s), shall, except as expressly set forth herein, immediately terminate, and (ii) all other rights and obligations of both parties pursuant to Sections 7.06 and 8.06 shall remain in full force and effect, except as such rights and obligations apply to the Product being terminated, or except when the Agreement in its entirety is terminated pursuant to this Section, however applicable.

            SECTION 14.07. TERMINATION DUE TO INSOLVENCY.

                  (a) This Agreement may be terminated in its entirety by a party in the event (i) a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be instituted by the other party, or the other party shall consent in writing to the entry of an order for relief of an involuntary case under any such law; (ii) a general assignment for the benefit of creditors shall be made by the other party; (iii) the other party shall consent in writing


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to the appointment of or possession by a receiver, liquidator, trustee, custodian, sequestrator or similar official of all or any substantial part of such party's property; (iv) the other party shall adopt a board resolution in furtherance of any of the foregoing actions specified in Subsections (i) through
(iii) of this Section 14.07; or (v) a decree or order for relief by a court of competent jurisdiction shall be entered in respect of the other party in an involuntary case under any applicable bankruptcy, insolvency or other similar law now.or hereafter in effect, or appointing a receiver, liquidator, trustee, sequestrator or other similar official of the other party or of any substantial part of such party's assets, or ordering the winding up or liquidation of its affairs, and any such decree or order shall remain unstayed or undischarged an in effect for a period of ninety (90) days (hereinafter an "Insolvency Event").

                  (b) Upon any termination of this Agreement pursuant to this
Section 14.07, (i) all rights and obligations of the insolvent party hereunder, including without limitation any licenses or options granted to the insolvent party pursuant to Articles V or VII hereof, shall, except as expressly set forth herein, immediately terminate, (ii) all licenses and options granted to the non-insolvent party pursuant to Articles V and VII hereof shall automatically convert to exclusive (even as to the insolvent party) licenses, (iii) all obligations of the;


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noninsolvent party hereunder shall, except as expressly set forth herein, immediately terminate, and (iv) the insolvent party shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer all Governmental Approvals, including any and all information relating thereto, sufficient for the non-insolvent party to enjoy its rights surviving or granted hereunder.

                  (c) All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The parties agree that ACY, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, if an Insolvency Event shall occur, ACY shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in its possession, shall be promptly delivered to ACY upon any such occurrence.

                  (d) Apollon will not take any action to cause directly an Insolvency Event without giving ACY at least thirty days' prior written notice. Upon ACY's receipt of such notice,


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the parties may negotiate in good faith for a period not to exceed thirty days regarding the possibility of ACY's providing financing to Apollon, on terms and conditions mutually satisfactory to both parties, to prevent the occurrence of an Insolvency Event.

            SECTION 14.08. EFFECT OF TERMINATION ON SUPPLY AGREEMENT. Except as expressly set forth herein, any termination of the Agreement shall not affect any of the rights or obligations of the parties under the Supply Agreement, including without limitation any obligations to make any payments pursuant to
Article VI thereof.

                                   ARTICLE XV

                                  MISCELLANEOUS

            SECTION 15.01. NOTICES. Any notice required or permitted under this Agreement shall be deemed to have been sufficiently provided and effectively made as of the delivery date if hand-delivered, or as of the date received if mailed by registered or certified mail, postage-prepaid, or if by telecopy or overnight airmail courier the business day the sender has written confirmation such telecopy or overnight package was received, and addressed to the receiving party at its respective address as follows:


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            If to ACY:

                  LEDERLE-PRAXIS BIOLOGICALS
                  division of AMERICAN CYANAMID COMPANY
                  c/o Wyeth-Ayerst Laboratories
                  555 Lancaster Avenue
                  St. Davids, Pennsylvania  19087
                  Attention:  PRESIDENT

            with a copy to:

                  AMERICAN HOME PRODUCTS CORPORATION
                  5 Giralda Farms
                  Madison, New Jersey  07940
                  Attn:  ASSOCIATE GENERAL COUNSEL

            If to Apollon:

                  APOLLON, INC.
                  One Great Valley Parkway
                  Malvern, Pennsylvania  19355-1423
                  Fax:  (610) 647-9732
                  Attn:  PRESIDENT

            with a copy to:

                  Morris Cheston, Jr., Esq.
                  Ballard Spahr Andrews & Ingersoll
                  1735 Market Street, 51st Floor
                  Philadelphia, Pennsylvania  19103
                  Fax:  (215) 864-8999

or such other address which the receiving party has given notice pursuant to the provisions of this Section.

            SECTION 15.02. NO AGENCY. The relationship of the parties under this Agreement is that of independent contractors and not as agents of each other or partners or joint venturers, and neither party shall have the power to bind the other in any way with respect to any obligation to any third party unless a specific power of attorney is provided for such purpose. Each


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


party shall be solely and exclusively responsible for its own employees and operations.

            SECTION 15.03. FORCE MAJEURE.

                  (a) In the event that the performance of this Agreement or of any obligation hereunder, other than payment of money as herein provided, by either party hereto is prevented, restricted or interfered with by reason of any cause not within the control of the respective party, and which could not by reasonable diligence have been avoided by such party, the party so affected, upon giving prompt notice to the other party, as to the nature and probable duration of such event shall be excused from such performance for a period of one (1) year or to the extent and for the duration of such prevention, restriction or interference, whichever is the shorter period of time; provided that the party so affected shall use its reasonable efforts to avoid or remove such cause of non-performance and shall fulfill and continue performance hereunder with the utmost dispatch whenever and to the extent such cause or causes are removed.

                  (b) For the purpose of the preceding paragraph but without limiting the generality thereof, the following shall be considered as not within the control of the respective party: acts or omissions of a governmental agency, compliance with requests, rules, regulations or orders of any governmental authority or any department, agency or instrumentality thereof,


                                       77
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


flood, storm, earthquake, fire, or other acts of God, war, riots, insurrection, accidents, acts of the public enemy, invasion, quarantine restrictions, strike, lockout, differences with workmen, embargoes, delays or failure in transportation and acts of a similar nature.

            SECTION 15.04. NO IMPLIED LICENSES. Nothing in this Agreement is intended to or shall be construed to create, confer, give effect to or otherwise imply in either party any license, right or property interest in any Product, or in any know-how or intellectual property owned or licensed by the other except as expressly provided herein.

            SECTION 15.05. NO WAIVER. No failure or delay on the part of a party in exercising any right hereunder shall operate as a waiver of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof of any other right. No waiver of any such right shall be deemed a waiver of any other right hereunder.

            SECTION 15.06. SEVERABILITY. Should one of the provisions of this Agreement become or prove to be null and void, such will be without effect on the validity of this Agreement as a whole. Both parties will, however, endeavor to replace the void provision by a valid one which in its economic effect is most consistent with the void provision.


                                       78
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


            SECTION 15.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws, and the appropriate state and federal courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction over any dispute between the parties, and each party unconditionally submits to the jurisdiction of such courts; provided however, that any patent question or controversy between the parties and related to a U.S. patent shall be construed or resolved in accordance with the relevant patent laws, and, the U.S. District Court for the Eastern District of Pennsylvania shall have exclusive jurisdiction thereof. All other patent questions or controversies shall be construed or resolved in accordance with the applicable patent laws and in a forum of competent jurisdiction for such patent related matter.

            SECTION 15.08. MODIFICATION; ASSIGNMENT. This Agreement may be modified or amended only in writing signed by duly authorized representatives of Apollon and ACY. Neither party shall assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld); provided, however, that either party may assign this Agreement to any wholly-owned subsidiary or, subject to the other party's right of termination pursuant to Section 14.05 hereof, to


                                       79
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


any successor by merger or sale of substantially all of the business unit to which this Agreement relates in a manner such that the assignor (if it continues as a separate entity) shall remain liable and responsible for the performance and observance of all of its duties and obligations hereunder. This Agreement shall be binding upon the successors and permitted assigns of the parties (regardless of whether such successor or assign shall be a competitor of Apollon or ACY) and the name of a party appearing herein shall be deemed to include the names of such party's successor's and permitted assignees to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section shall be void.

            SECTION 15.09. THIRD PARTY LICENSE(S).

                  (a) Prior to a party electing to terminate pursuant to the provisions of Section 14.06, and in the event that at any time prior to the first commercial sale of a Product, a party reasonably determines that a license(s) under any third-party patent is necessary in order to make, use, import, offer for sale, or sell a Product in the Territory, and neither Apollon nor ACY is able to obtain such license(s) on terms mutually acceptable to both parties, then Apollon and ACY shall negotiate in good faith to reach an agreement on a non-infringing substitute for such Product, on terms and conditions acceptable


                                       80
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


to each party, which may include a modification of the unit purchase price of Product.

                  (b) In the event that Apollon and ACY cannot agree on whether or not a license is necessary pursuant to a party's determination in accordance with Subsection (a) hereof, such matter shall be referred to independent patent counsel for Apollon and ACY, respectively (each assuming all costs of counsel representing it), who shall attempt to reach agreement. If such independent counsel are not able to reach an agreement within a reasonable period of time, they shall jointly choose an independent third patent counsel to make a binding determination, and all costs thereof shall be shared equally by the parties.

                  (c) Upon agreement by the parties pursuant to Section 15.09(a) or upon a binding determination pursuant to 15.09(b) that a license is necessary, and in the event that the parties cannot reach agreement as to an acceptable non-infringing substitute, the parties shall use reasonable efforts to obtain such license, all costs of such acquisition of a license shall be borne equally by the parties, and the parties shall negotiate in good faith to reach an agreement regarding the maintenance costs thereof.

            SECTION 15.10. LIMITATIONS OF DAMAGES. Neither party shall be liable to the other for loss of profit or use or incidental or consequential damages in any claims arising out of


                                       81
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


or relating to this Agreement, whether based on warranty, contract, negligence or strict liability.

            SECTION 15.11. METHOD OF PAYMENT. All payments due to a party hereunder shall be made by check or by wire transfer in immediately available funds.

            SECTION 15.12. ENTIRE AGREEMENT. This Agreement and the Supply Agreement constitute the entire understanding between the parties regarding the subject matter hereof and no party has relied on any representation not expressly set forth or referred to in this Agreement or in the Supply Agreement. No amendment, variation, waiver or modification of any of the terms or provisions of this Agreement shall be effected unless set forth in writing, specifically referencing this AGREEMENT, and duly signed on behalf of the parties hereto.

            SECTION 15.13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              APOLLON, INC.


                              By: /s/ Vincent R. Zurawski, Jr.
                                  ------------------------------------
                                  Print Name: Vincent R. Zurawski, Jr.


                                       82
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  Title: President and CEO

                              AMERICAN CYANAMID COMPANY


                              By: /s/ Robert Essner
                                  ------------------------------------
                                  Print Name: Robert Essner
                                  Title: President

                                          Lederle Division of
                                          American Cyanamid


                                       83
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                   SCHEDULE I

       [



















                                                           ]

                                       84
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                   SCHEDULE II

===================================================================================================
  REFERENCE #                 TITLE                      INVENTORS        STATUS AS OF May 17, 1995
---------------------------------------------------------------------------------------------------
[                    Genetic Immunization              Wang
                                                       Weiner              [                       ]
        ]                                              Williams
USSN 08/008,342
---------------------------------------------------------------------------------------------------
[                     Genetic Immunization              Weiner
                                                        Wang                [                       ]
          ]                                             Williams
USSN 08/029,336
---------------------------------------------------------------------------------------------------
[                     Genetic Immunization              Weiner              [                       ]
                                                        Wang
          ]                                             Williams
USSN 08/125,012                                         Coney
---------------------------------------------------------------------------------------------------
[                     Non-Human                         Weiner
                      Immunocompetent Animal            Williams            [                       ]
           ]          Model                             Merva
USSN 08/124,962
---------------------------------------------------------------------------------------------------
[                     Compositions of and Methods       Weiner, Williams
                      for Delivery of Genetic Material  Wang, Coney              PCT/US94/00899
              ]                                         Merva, Zurawski
UPAP-0112
---------------------------------------------------------------------------------------------------
APL 93-12             Delivery of Genetic Material by   Weiner
APOL-0016 (W/W)       Needleless Injection Device                           [                       ]
UPAP-0006
USSN 08/093,235
---------------------------------------------------------------------------------------------------
[                      Compositions and Methods for      Carrano
               ]       Delivery of Genetic Material                          [                       ]
USSN 08/221,579
---------------------------------------------------------------------------------------------------
[             ]        [                           ]      [    ]
[              ]       [                           ]                         [                       ]
[             ]        [                           ]
---------------------------------------------------------------------------------------------------
[            ]         [                        ]         [    ]
                                                                             [                       ]
                                ]
---------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


===================================================================================================
  REFERENCE #                 TITLE                      INVENTORS        STATUS AS OF May 17, 1995
---------------------------------------------------------------------------------------------------
[                   Multifunctional Molecular         Boutin              [                       ]
              ]     Complexes for Gene Transfer to
USSN 08/314,060     Cells
---------------------------------------------------------------------------------------------------
[                   Methods of Inducing [             Weiner              [                       ]
              ]               ]
USSN 08/357,398
===================================================================================================

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                SCHEDULE 10.01(e)

1. A portion of the Background Technology is owned by The Trustees of The University of Pennsylvania and/or the Institute of Biotechnology and Advanced Molecular Medicine. In connection therewith, Apollon has entered into license agreements with each such entity, copies of which have been previously provided to ACY.

2. The Wistar Institute of Anatomy and Biology has also claimed an ownership interest in portions of the Background Technology. Apollon is in the process of negotiating a license agreement with Wistar with respect thereto.

3. Apollon has entered into a License and Option Agreement with Centocor, Inc. pursuant to which Apollon has granted Centocor an exclusive license to portions of the Background Technology for cancer applications excluding any product directed at any viral, fungal or bacterial antigen, and an option to acquire one or more exclusive sublicenses under the University Licenses for cancer applications (the "Centocor Agreement"). A copy of the Centocor Agreement has previously been provided to ACY. As part of the Centocor Agreement, Apollon has also granted Centocor an exclusive license to any patents and certain know-how acquired by Apollon after the date of such agreement which may be necessary or useful in the manufacture and sale of genetic vaccination products in the field of cancer, excluding any product directed at any viral, fungal or bacterial antigen.